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                                                                     99.906 CERT



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


The undersigned hereby certifies in his capacity as Treasurer and President, respectively, of COLORADO BONDSHARES- A TAX-EXEMPT FUND, that:

  (a) the Annual Report of the Colorado BondShares - A Tax-Exempt Fund on
      Form N-CSR for the period ended September 30, 2003 (the "Report") fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Act of 1934, as amended; and
  (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of COLORADO BONDSHARES - A TAX-EXEMPT FUND for such period.

SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO COLORADO BONDSHARES A TAX-EXEMPT FUND AND WILL BE RETAINED BY THE TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.


COLORADO BONDSHARES - A TAX-EXEMPT FUND

Date: December 9, 2003
      ----------------


/s/ Andrew B. Shaffer
-----------------------------
Andrew B. Shaffer
President & Treasurer